Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes
The components of the provision for income taxes are as follows:

Year ended December 31	2016[1]	2017[1]	2018
(in millions)	EUR	EUR	EUR

Netherlands	1,277.0	2,076.6	2,602.0
Foreign	515.2	312.8	335.0
Income before taxes	1,792.2	2,389.4	2,937.0

Provision for income taxes current	(66.5)	(343.0)	(383.1)
Provision for income taxes deferred	(85.4)	55.6	(40.7)
Provision for income taxes Netherlands	(151.9)	(287.4)	(423.8)

Provision for income taxes current	(91.4)	(24.1)	(203.4)
Provision for income taxes deferred	9.0	5.4	275.6
Provision for income taxes Foreign	(82.4)	(18.7)	72.2

Total provision for income taxes current	(158.0)	(367.0)	(586.5)
Total provision for income taxes deferred	(76.4)	61.0	234.9
Provision for income taxes	(234.4)	(306.0)	(351.6)

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

The Dutch statutory tax rate was 25.0 percent in 2018, 2017 and 2016. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the provision for income taxes is as follows:

Year ended December 31	2016[1]		2017[1]		2018
(in millions)	EUR	% [2]	EUR	% [2]	EUR	% [2]

Income before income taxes	1,792.2	100.0%	2,389.4	100.0%	2,937.0	100.0%
Income tax provision based on ASML’s domestic rate	(448.1)	25.0%	(597.4)	25.0%	(734.3)	25.0%
Effects of tax rates in foreign jurisdictions	(2.7)	0.2%	21.0	(0.9)%	15.4	(0.5)%
Adjustments in respect of tax exempt income	31.3	(1.7)%	24.0	(1.0)%	6.2	(0.2)%
Adjustments in respect of tax incentives	188.6	(10.5)%	263.1	(11.0)%	311.8	(10.6)%
Adjustments in respect of prior years’ current taxes	(4.7)	0.3%	(38.3)	1.6%	(1.2)	—%
Adjustments in respect of prior years’ deferred taxes	(6.6)	0.4%	40.9	(1.7)%	3.3	(0.1)%
Movements in the liability for unrecognized tax benefits	4.0	(0.2)%	(17.4)	0.7%	(57.2)	1.9%
Tax effects in respect of acquisition related items	8.8	(0.5)%	—	—%	115.3	(3.9)%
Other credits and non tax deductible items	(5.0)	0.3%	(1.9)	0.1%	(10.9)	0.4%
Provision for income taxes	(234.4)	13.1%	(306.0)	12.8%	(351.6)	12.0%

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.	As a percentage of income before income taxes.
Income tax provision based on ASML’s domestic rate
The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives were applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The lower effect in 2018 compared to 2017 is due to the relative decrease of income reported at the level of ASML Hong Kong which has a lower statutory tax rate than The Netherlands.
Adjustments in respect of tax exempt income
In certain jurisdictions part of the income generated is tax exempted. The lower effect in 2018 is caused by the decreasing level of income reported at the level of ASML Hong Kong.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relates to a reduced tax rate as a result of application of the Dutch Innovation Box. The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 7 percent. Increase in the Innovation Box benefit for 2018 as compared to 2017 is caused by the increase in the overall profit before tax in 2018 as of which approximately 90% is effectively taxed in The Netherlands. The innovation box benefit is determined according to Dutch laws and published tax policy, the application of which has been confirmed in an agreement among ASML and the Dutch tax authorities, which agreement applies for the years 2017 through 2023 assuming facts and circumstances do not change.
In 2016 the tax incentives also included the Dutch RDA (‘Research & Development’) deduction, which has been converted into a deduction for wage tax purposes as of January 1, 2017.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years’ current taxes are considered to be limited. The adjustments mainly relate to differences occurred between the estimated income taxes and final corporate income tax returns.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes are considered to be limited. The adjustments mainly relate to differences between the initially estimated income taxes and final corporate income tax returns. In 2017 we agreed with the Dutch tax authorities to amortize certain IP over their useful life time rather than in the year of acquisition. This explains the largest part of the amount displayed for 2017 and is mirrored in the adjustment in respect of 2017 priors years’ current taxes.
Movements in the liability for unrecognized tax benefits
In 2018, similar to prior years 2017 and 2016, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits.
Tax effects in respect of acquisition related items
The 2018 tax effects of acquisition related items are driven by an internal restructuring as a result of which the deferred tax liabilities on intangible assets that were initially included in the business combination accounting for HMI have been released during 2018.
Other credits and non-tax deductible items
Other credits and non-tax deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of various tax credits on our provision for income taxes.
US Tax Reform
The 2017 and 2018 year-end tax positions calculated also reflect US Tax Reform, thereby taking into account the guidance on US Tax Reform. In regard to GILTI and BEAT, a tax policy election has been made to treat this as a period permanent item. Impact of US Tax Reform items are included in the 'other credits and non-tax deductible items' line item and are not significant from an overall group perspective.
Income taxes recognized directly in shareholders’ equity
Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity	2016	2017	2018
(in millions)	EUR	EUR	EUR
Current tax
OCI (financial instruments)	1.2	(2.3)	(1.4)
Tax benefit from share-based payments [1]	(0.9)	—	—
Deferred tax
OCI (equity method investments)	—	—	(0.9)
Total income tax recognized in shareholders’ equity	0.3	(2.3)	(2.3)

1.
ASU No. 2016-09 is effective as per January 1, 2017. This requires all of the tax effects related to share based payments to be recorded through the Consolidated Statements of Operations. The comparative numbers have not been adjusted to reflect this change.

Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

As of December 31	2017[1]	2018
(in millions)	EUR	EUR
Liability for unrecognized tax benefits	(148.8)	(208.7)
Deferred tax position	(160.6)	193.8
Deferred and other tax assets (liabilities)	(309.4)	(14.9)

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We reserve for uncertain tax positions in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any uncertain tax position when disputed by the tax authorities. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We conclude that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2018, the liability for unrecognized tax benefits amounts to EUR 208.7 million (2017: EUR 148.8 million) which is classified as Deferred and other tax liabilities. If recognized, these tax benefits would affect our effective tax rate for approximately the equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2018 amounted to EUR 68.5 million (2017: EUR 34.9 million). Accrued interest and penalties recorded in the Consolidated Statements of Operations of 2018 amounted to a tax charge of EUR 32.6 million (2017: EUR 4.2 million; 2016: EUR 5.8 million).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31	2017	2018
(in millions)	EUR	EUR

Balance, January 1	(105.5)	(113.9)
Gross increases – tax positions in prior period	(1.3)	(27.4)
Gross decreases – tax positions in prior period	3.4	10.3
Gross increases – tax positions in current period	(19.8)	(21.9)
Acquisitions through business combinations	—	—
Settlements	2.1	—
Lapse of statute of limitations	2.4	13.9
Effect of changes in exchange rates	4.8	(1.4)
Total liability for unrecognized tax benefits	(113.9)	(140.4)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by EUR 38.0 million within the next 12 months, mainly as a result of expiration of statute of limitations.
We file income tax returns with the Dutch tax authority, the U.S. federal government, various U.S. states, and various foreign jurisdictions throughout the world. The Dutch tax return is open to examination for the years 2013 to 2018. In addition our U.S. federal and state tax returns remain open to examination for the years 2014 through 2018. Additionally, in relation to the tax credits in the US, the years 2008 through 2013 are open to examination. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect on our business, results of operations, or financial condition.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes	January 1, 2018	Effects of changes in accounting principles	Consolidated Statements of Operations	Effect of changes in exchange rates	Income tax recognized in shareholders’ equity	December 31, 2018
(in millions)	EUR [1]		EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	3.2	—	(1.6)	0.1	—	1.7
R&D credits	44.1	—	25.2	1.2	—	70.5
Inventories	46.5	—	4.6	1.8	—	52.9
Deferred revenue	21.0	—	128.7	0.6	—	150.3
Accrued and other liabilities	42.7	—	(4.4)	2.2	—	40.5
Installation and warranty reserve	11.1	—	1.6	0.6	—	13.3
Tax effect carry-forward losses	5.7	—	2.8	—	—	8.5
Property, plant and equipment	9.2	8.2	1.8	0.2	—	19.4
Intangible fixed assets	—	51.7	(3.0)	—	—	48.7
Restructuring and impairment	—	—	—	—	—	—
Alternative minimum tax credits	4.5	—	(4.5)	—	—	—
Share-based payments	7.7	—	(0.3)	0.3	—	7.7
Other temporary differences	20.1	2.6	(2.3)	0.4	0.9	21.7
Total deferred tax assets, gross	215.8	62.5	148.6	7.4	0.9	435.2
Valuation allowance [2]	(49.5)	—	(28.5)	(1.2)	—	(79.2)
Total deferred tax assets, net	166.3	62.5	120.1	6.2	0.9	356.0

Deferred tax liabilities:
Intangible fixed assets	(265.1)	—	149.7	(4.4)	—	(119.8)
Property, plant and equipment	(37.9)	—	13.3	(1.1)	—	(25.7)
Deferred revenue	(13.2)	—	13.1	—	—	(0.1)
Borrowing costs	(1.7)	—	0.2	—	—	(1.5)
Other temporary differences	(9.0)	—	(4.5)	(1.6)	—	(15.1)
Total deferred tax liabilities	(326.9)	—	171.8	(7.1)	—	(162.2)

Net deferred tax assets (liabilities)	(160.6)	62.5	291.9	(0.9)	0.9	193.8

Classified as:
Deferred tax assets – non-current	31.7					236.3
Deferred tax liabilities – non-current	(192.3)					(42.5)
Net deferred tax assets (liabilities)	(160.6)					193.8

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.

Deferred taxes	January 1, 2017	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2017
(in millions)	EUR [1]	EUR [1]	EUR	EUR [1]
Deferred tax assets:
Capitalized R&D expenditures	9.5	(5.1)	(1.2)	3.2
R&D credits	35.8	12.6	(4.3)	44.1
Inventories	80.6	(24.0)	(10.1)	46.5
Deferred revenue	47.4	(20.6)	(5.8)	21.0
Accrued and other liabilities	59.3	(9.5)	(7.1)	42.7
Installation and warranty reserve	15.7	(2.7)	(1.9)	11.1
Tax effect carry-forward losses	8.5	(3.1)	0.3	5.7
Property, plant and equipment	11.0	(1.3)	(0.5)	9.2
Intangible fixed assets	—	—	—	—
Restructuring and impairment	0.7	(0.6)	(0.1)	—
Alternative minimum tax credits	5.1	—	(0.6)	4.5
Share-based payments	13.9	(4.5)	(1.7)	7.7
Other temporary differences	26.0	(8.9)	3.0	20.1
Total deferred tax assets, gross	313.5	(67.7)	(30.0)	215.8
Valuation allowance [2]	(42.4)	(11.9)	4.8	(49.5)
Total deferred tax assets, net	271.1	(79.6)	(25.2)	166.3

Deferred tax liabilities:
Intangible fixed assets	(432.4)	140.9	26.4	(265.1)
Property, plant and equipment	(44.7)	1.4	5.4	(37.9)
Deferred revenue	(17.9)	4.7	—	(13.2)
Borrowing costs	(1.8)	0.1	—	(1.7)
Other temporary differences	(17.7)	11.0	(2.3)	(9.0)
Total deferred tax liabilities	(514.5)	158.1	29.5	(326.9)

Net deferred tax assets (liabilities)	(243.4)	78.5	4.3	(160.6)

Classified as:
Deferred tax assets – current	—			—
Deferred tax assets – non-current	34.9			31.7
Deferred tax liabilities – non-current	(278.3)			(192.3)
Net deferred tax assets (liabilities)	(243.4)			(160.6)

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.
Tax effect carry-forward losses and R&D credits
The deferred tax assets from carry-forward losses and R&D credits recognized as per December 31, 2018 are almost fully reserved for. R&D credits for the amount of EUR 51.1 million have no expiration date. The remaining R&D credits of EUR 19.4 million have an expiration date between 2019 and 2033. Carry-forward losses for the amount of EUR 3.2 million do not have an expiration date. The remaining carry-forward losses (EUR 5.3 million) have an expiration date between 2023 and 2028.